DFA INVESTMENT DIMENSIONS GROUP INC.

Tax-Managed U.S. Equity Portfolio
(Institutional Class Shares)

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2010

This Supplement describes certain technical changes to your investment in the Tax-Managed U.S. Equity Portfolio. These changes will not affect the value of your investment.

On February 28, 2011 (the "Effective  Date"), the Tax-Managed U.S. Equity Portfolio (the “Portfolio”) of DFA  Investment  Dimensions Group Inc. ("DFAIDG") will simplify its structure by no longer investing all of its assets in the Tax-Managed U.S. Equity Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") in a master-feeder  structure.  Instead, the Portfolio will begin purchasing portfolio securities directly.  The Portfolio will have the same investment objective and strategy as the Master Fund it previously invested in and therefore, the Portfolio will continue to be exposed to the same investments it previously was. As of the Effective Date, the Portfolio will acquire the portfolio securities then held by its Master Fund. It was determined that it is no longer necessary to have a master-feeder structure.

Prior to the Effective Date, DFAIDG, on behalf of the Portfolio, will enter into an  investment  management  agreement  with  Dimensional  Fund  Advisors LP ("Dimensional")  to manage  the  Portfolio's  assets,  replacing  the  existing investment  management  agreement with respect to the Master Fund.  The terms of the DFAIDG investment management agreement for the Portfolio with Dimensional (including the management fee) will be identical to the terms of the Trust's investment management agreement with Dimensional relating to the Master Fund. The Portfolio's  annual  operating  expenses  are  expected  to  remain substantially  the same following the  Portfolio's  change from a  master-feeder structure to a direct investing portfolio as the annual operating expenses would have been had the Portfolio remained as the sole feeder portfolio shareholder of its Master Fund.

Stephen A. Clark, the Senior Portfolio Manager responsible for coordinating the day-to-day management of the domestic equity portfolios and who currently is the portfolio manager of the Master Fund, will be primarily responsible for the day-to-day management of the Portfolio after these changes.

The transaction itself is non-taxable to shareholders.  In addition, it is anticipated that the changes will not result in any change in the tax treatment of the Portfolio or the portfolio securities it acquires.

The date of this Supplement is December 30, 2010.